Accounts Receivable, Prepayments, Deposits and Other Receivables	12 Months Ended
Oct. 31, 2024
Accounts Receivable, Prepayments, Deposits and Other Receivables [Abstract]
ACCOUNTS RECEIVABLE, PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES
19.	ACCOUNTS RECEIVABLE, PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES

	As of October 31,
	2024	2023
	US$	US$
Accounts receivable arising from the digital solutions services	662	403
Accounts receivable arising from media and entertainment services	3,970	-
Accounts receivable from hotel operations, hospitality and VIP services	2,013	531
Total accounts receivable	6,645	934
Consideration receivable on disposal	-	34,133
Prepayments	1,337	1,053
Deposits	236	251
Note receivables	-	150
Other receivables	1,093	240
Prepayments, deposits and other receivables	2,666	35,827

The Group allows a credit period ranging from 0    to 90 days to its accounts receivable arising from digital solutions services for the demand note/invoices issued according to the payment schedules. The Group allows a credit period of up to 90 days to its accounts receivables arising from media and entertainment services business. The normal settlement terms of accounts receivable from hotel operations, hospitality and VIP services are specific terms mutually agreed between the contracting parties.

As of October 31, 2023 and 2024, included in the Group’s accounts receivable balance were debtors with aggregate carrying amounts of US$380 and US$2,237, respectively, which were past due as at the reporting date. As of October 31, 2023 and 2024, out of the past due balances, US$188 and US$1,030, respectively, had been past due 90 days or more. The management assessed that there has been no significant increase in credit risk nor risk of default because of the background of the debtors and historical payment arrangement with these debtors. The Group does not hold any collateral over these balances.